SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 5, 2002


                                AIRGATE PCS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                027455                 58-2422929
            --------                ------                 ----------
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NO.)      (I.R.S. EMPLOYER
       OF INCORPORATION)                                IDENTIFICATION NO.)

       233 PEACHTREE STREET, N.E.                              30303
                                                               -----
       HARRIS TOWER, SUITE 1700,                            (ZIP CODE)
            ATLANTA, GEORGIA
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 525-7272




                                 NOT APPLICABLE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 9.           REGULATION FD DISCLOSURE.

     On August 5, 2002, AirGate PCS, Inc., a Delaware corporation ("AirGate"), issued a press release announcing its financial and operating results for the third fiscal quarter and nine months ended June 30, 2002. A copy of the press release referenced above is attached hereto as Exhibit 99.1.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit No.   Description

         99.1          Press Release of AirGate PCS, Inc. dated August 5, 2002



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                                                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         AIRGATE PCS, INC.


Date: August 8, 2002
                                         By:   /s/ Alan B. Catherall
                                              --------------------------
                                               Alan B. Catherall,
                                               Chief Financial Officer